Exhibit 10.8
[Execution Copy]
ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is entered into as of January 28, 2010 by and between Scorpio Acquisition Corporation (the “Assignor”) and Polymer Group, Inc. (the “Assignee”).
     WHEREAS, the Assignor is a party to an employment agreement with Veronica M. Hagen entered into as of October 4, 2010 (the “Employment Agreement”);
     WHEREAS, the Employment Agreement provides that following the Effective Time (as defined in the Employment Agreement), the Employment Agreement may be assigned by the Assignor to the Assignee; and
     WHEREAS, the Assignor wishes to assign, and the Assignee wishes to assume, all of the Assignor’s rights and obligations under the Employment Agreement.
     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Effective as of January 28, 2010, the Assignor hereby assigns, transfers and conveys to Assignee and Assignee hereby accepts the assignment of, all rights and obligations with respect to the Employment Agreement.
     2. This Assignment and Assumption Agreement will inure to the benefit of and bind the respective successors of the parties hereto.
     3. This Assignment and Assumption Agreement, together with the Employment Agreement, collectively represent the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral discussions or agreements among the parties hereto with respect to the subject matter hereof. This agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto.
     4. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to conflicts of laws principles thereof.

IN WITNESS WHEREOF, this Assignment and Assumption Agreement has been duly executed and delivered as of the date first above written.

SCORPIO ACQUISITION CORPORATION
By:	/s/ Jason Giordano
	Name:	Jason Giordano
	Title:	Authorized Person

POLYMER GROUP, INC.
By:	/s/ Daniel L. Rikard
	Name:	Daniel L. Rikard
	Title:	Secretary

Accepted and agreed to on this 28th day of January:

/s/ Veronica M. Hagen
Veronica M. Hagen

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